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                                                                   EXHIBIT 10.71


                                  TERM A NOTE



$4,375,000.00                                          Dated: May 2, 2000
                                                       New York, New York



        FOR VALUE RECEIVED, Decora, Incorporated, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of A2 Funding LP (the "Lender")
(i) the principal amount of FOUR MILLION THREE HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($4,375,000.00), or if less, the aggregate unpaid principal amount of the Term Loan A (as defined in the Financing Agreement hereinafter referred to) made by the Lender to the Borrower, payable in such installments and at such times as are specified in the Financing Agreement, and (ii) interest on the unpaid principal amount hereof from the date hereof until all such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Financing Agreement.

        Notwithstanding any other provision of this Term A Note, interest paid or becoming due hereunder shall in no event exceed the maximum rate permitted by applicable law. Both principal and interest are payable in lawful money of the United States of America in immediately available funds to The CIT Group/Business Credit, Inc., as administrative agent (the "Administrative Agent"), at its office located at 1211 Avenue of the Americas, New York, New York, 10036 or such other office as the Administrative Agent may designate.

        The Term Loan A made by the Lender to the Borrower pursuant to the Financing Agreement, and all payments made on account of principal hereof, shall be recorded by the Lender and, prior to any transfer hereof, indorsed on the schedule attached hereto which is a part of this Term A Note.

        This Term A Note is a registered Note and, as provided in and subject to the terms of the Financing Agreement, this Term A Note and the Term Loans A evidenced hereby may be transferred in whole or in part only upon surrender of this Term A Note to the Borrower for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer, duly executed by the registered holder of this Term A Note or its attorney duly authorized in writing), at which time a new Term A Note for a like principal amount will be issued to, and registered in the name of, the permitted transferee as provided in Section 12.07(b) of the Financing Agreement. Reference in this Term A Note to a "holder" shall mean the person or entity in whose name this Term A Note is at the time registered in the register maintained by the Borrower as provided in Section 12.07(b) of the Financing Agreement and, prior to due presentment for registration of transfer, the Borrower may treat such person or entity as the owner of this Term A Note for the purpose of receiving payment and all other purposes, and the Borrower will not be affected by any notice to the contrary.



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        This Term A Note is one of the Term A Notes referred to in, and is entitled to the benefits of, the Financing Agreement dated as of May 2, 2000 (as amended or otherwise modified from time to time, the "Financing Agreement"), by and among Decora Industries, Inc, the Borrower, the financial institutions from time to time party to the Financing Agreement (each a "Lender" and collectively, the "Lenders"), the Administrative Agent, and Ableco Finance LLC, as collateral agent for the Lenders. The Financing Agreement, among other things, contains provisions for the acceleration of the maturity of the unpaid principal amount of this Term A Note upon the happening of certain stated events of default and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions specified therein. The Borrower hereby waives presentment for payment, demand, protest and notice of dishonor of this Term A Note.

        This Term A Note shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York applicable to contracts made and to be performed therein without consideration as to choice of law.



                                           DECORA, INCORPORATED



                                           By:
                                              ---------------------------------
                                               Name:
                                                    ---------------------------
                                               Title:
                                                     --------------------------




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                              DECORA, INCORPORATED

                     TERM LOAN A AND REPAYMENT OF PRINCIPAL



      Amount                 Principal                 Principal            Notation
  of Term Loan A          Paid or Prepaid               Balance              Made By
  --------------          ---------------              ---------            --------


